Land Use Rights, Net	12 Months Ended
Dec. 31, 2013
Land Use Rights, Net
7.	LAND USE RIGHTS, NET

	December 31,
	2012	2013

Land use rights	$11,000	$11,321
Less: accumulated amortization	(355)	(592)

Land use rights, net	$10,645	$10,729

Amortization expenses for land use rights totaled $134, $217 and $223 for the years ended December 31, 2011, 2012 and 2013, respectively. Future amortization expenses are $228 per year for each of the next 47 years through December 31, 2060.